SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

  Filed by the registrant     X
  Filed by a party other than the registrant  ____

  Check the appropriate box:

    ____  Preliminary proxy statement        ____ Confidential, For Use of the
     X    Definitive proxy statement              Commission Only (as
    ____  Definitive additional materials         permitted by Rule 14a-6(e)(2))
    ____  Soliciting material pursuant to
          Rule 14a-12

                            CPI AEROSTRUCTURES, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  X   No fee required.
____  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

     --------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 14-a-6(I)(1) and 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------

(5)  Total fee paid:

     --------------------------------------------------------------

     Fee paid previously with preliminary materials:

     --------------------------------------------------------------

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

     --------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

     --------------------------------------------------------------

(3)  Filing party:

     --------------------------------------------------------------

(4)  Date filed:

     --------------------------------------------------------------

                            CPI AEROSTRUCTURES, INC.
                              200A Executive Drive
                            Edgewood, New York 11717
                                 (631) 586-5200


                    Notice of Annual Meeting of Shareholders
                        to be held on September 18, 2001



To the Shareholders of CPI Aerostructures, Inc.:

         You are cordially invited to attend the annual meeting of shareholders of CPI Aerostructures, Inc. to be held at our executive offices located at 200A Executive Drive, Edgewood, New York 11717, on Tuesday, September 18, 2001, at 10:00 a.m., to consider and act upon the following matters:

         o To elect two Class III directors to serve for the ensuing three-year period until their respective successors are elected and qualified;

         o To authorize an amendment to our Performance Equity Plan 2000 to increase the number of shares of common stock available for issuance under the plan from 700,000 shares of common stock to 830,000 shares of common stock; and

         o To transact such other business as may properly come before the meeting and any and all postponements or adjournments thereof.

         Only shareholders of record at the close of business on July 31, 2001 will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments thereof.

         You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the meeting. Whether or not you expect to attend the meeting, you are earnestly requested to date, sign and return the accompanying form of proxy in the enclosed addressed, postage-prepaid envelope. Returning a proxy will not affect your right to vote in person if you attend the meeting. You may revoke your proxy if you so desire at any time before it is voted. We would greatly appreciate the prompt return of your proxy as this will assist us in preparing for the meeting.

                                      By Order of the Board of Directors


                                      Edward J. Fred, Secretary

Edgewood, New York
August 15, 2001

                            CPI AEROSTRUCTURES, INC.

                                 Proxy Statement


                         Annual Meeting of Shareholders
                        to be held on September 18, 2001
                                   ----------

         This proxy statement and the accompanying form of proxy is furnished to shareholders of CPI Aerostructures, Inc. in connection with the solicitation of proxies by our board of directors for use in voting at our annual meeting of shareholders to be held at our principal executive offices located at 200A Executive Drive, Edgewood, New York 11717, on Tuesday, September 18, 2001, at 10:00 a.m., and at any and all postponements or adjournments.

         This proxy statement, the accompanying notice of meeting of shareholders, the proxy and the annual report to shareholders for the year ended December 31, 2000 are being mailed on or about August 10, 2001 to shareholders of record on July 31, 2001. We are bearing all costs of this solicitation.

What matters am I voting on?

         You are being asked to vote on:

         o the election of two Class III directors to serve for the ensuing three-year period and until their respective successors are elected and qualified;

         o an amendment to our Performance Equity Plan 2000 to increase the number of shares of common stock available for issuance under the plan from 700,000 shares of common stock to 830,000 shares of common stock; and

         o any other business that may properly come before the meeting and any and all postponements or adjournments.

Who is entitled to vote?

         Holders of our common stock as of the close of business on July 31, 2001, the record date, are entitled to vote at the meeting. As of July 31, 2001, we had issued and outstanding 2,657,046 shares of common stock, our only class of voting securities outstanding. Each holder of our common stock is entitled to one vote for each share held on the record date.

What is the effect of giving a proxy?

         Proxies in the form enclosed are solicited by and on behalf of our board. The persons named in the proxy have been designated as proxies by our board. If you sign and return the proxy in accordance with the procedures set forth in this proxy statement, the persons designated as proxies by the board will vote your shares at the meeting as specified in your proxy.

         If you sign and return your proxy in accordance with the procedures set forth in this proxy statement but you do not provide any instructions as to how your shares should be voted, your shares will be voted as follows:

         o        FOR the election of the nominees listed below under Proposal
                  1; and

         o FOR the approval of the amendment to our Performance Equity Plan 2000 as described below under Proposal 2.

         If you give your proxy, your shares also will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any postponements or adjournments. If any other matters are properly brought before the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

May I change my vote after I return my proxy card?

         You may revoke your proxy at any time before it is exercised by:

         o delivering written notification of your revocation to our secretary;

         o        voting in person at the meeting; or

         o        delivering another proxy bearing a later date.

         Please note that your attendance at the meeting will not alone serve to revoke your proxy.

What is a quorum?

         A quorum is the minimum number of shares required to be present at the meeting for the meeting to be properly held under our bylaws and New York law. The presence, in person or by proxy, of a majority of the votes entitled to be cast at the meeting will constitute a quorum at the meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by the proxy are not being voted ("shareholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock. The shares subject to a proxy which are not being voted on a particular matter because of either shareholder withholding or broker non-vote will not be considered shares present and entitled to vote on that matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum if the shares are being voted with respect to any matter at the meeting. If the proxy indicates that the shares are not being voted on any matter at the meeting, the shares will not be counted for purposes of determining the presence of a quorum. Abstentions are voted neither "for" nor "against" a matter, but are counted in the determination of a quorum.

How many votes are needed for approval of each matter?

         o The election of directors requires a plurality vote of the votes cast at the meeting. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" are elected as directors. Consequently, any shares not voted "FOR" a particular nominee (whether as a result of a direction of the shareholder to withhold authority, abstentions or a broker non-vote) will not be counted in the nominee's favor.

         o The amendment to our Performance Equity Plan 2000 to increase the number of shares we may issue under the plan must be approved by a majority of the votes cast at the meeting with respect to the proposal.

How do I vote?

         You may vote your shares in one of three ways: by mail, facsimile or in person at the meeting. The prompt return of the completed proxy card vote will assist us in preparing for the meeting. Date, sign and return the accompanying proxy in the postage-prepaid envelope enclosed for that purpose. You can specify your choices by marking the appropriate boxes on the proxy card. If you attend the meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you. If you wish to fax your proxy, please copy both the front and back of the signed proxy and fax same to American Stock Transfer & Trust Co. at (718) 234-2287 (phone: (718) 921-8278).

Security Ownership of Certain Beneficial Owners and Management

         The table and accompanying footnotes on the following pages set forth certain information as of August 14, 2001, with respect to the ownership of our common stock by: (i) those persons or groups who beneficially own more than 5% of our common stock, (ii) each of our directors, (iii) our chief executive officer and our other executive officers whose total compensation exceeded $100,000 during the fiscal year ended December 31, 2000, and (iv) all of our directors and executive officers as a group. A person is deemed to be the beneficial owner of securities that can be acquired by the person within 60 days from the record date upon the exercise of warrants or options. Accordingly, shares of common stock issuable upon exercise of options and warrants which are currently exercisable or exercisable within 60 days of the date of this proxy statement have been included in the following table with respect to the beneficial ownership of the person owning the options or warrants, but not with respect to any other persons listed below.


                                                 Beneficial Shares   Percent of
Name and Address of Beneficial Owner(1)              Owned(2)           Class
--------------------------------------           -----------------   -----------

Arthur August................................        816,686(3)         25.8%

Edward J. Fred...............................        305,102(4)         10.3%

Walter Paulick...............................         11,668(5)           *

Kenneth McSweeney............................          6,667(6)           *

Timothy Stone(7).............................         30,000(8)         1.1%

Daniel Liguori(7) ...........................        333,334(9)         11.1%

All directors and executive officers               1,170,123(10)        33.2%
as a group (five persons)....................

---------------------------------

*        Less than 1%

(1) Unless otherwise noted, the address of each person is c/o CPI Aerostructures, Inc., 200A Executive Drive, Edgewood, New York 11717.

(2) Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable.

(3) Includes 513,252 shares of common stock which Mr. August has the right to acquire upon exercise of options granted under the 1992 Employee Stock Option Plan, 1995 Employee Stock Option Plan, the 1998 Performance Equity Plan and the Performance Equity Plan 2000. Excludes
         (i) 43,333 shares of common stock owned by Mr. August's children or held in trust for Mr. August's grandchildren, and (ii) 3,000 shares of common stock owned by Mr. August's wife, all of which Mr. August disclaims beneficial ownership. Also excludes 1,750 shares of common stock underlying options not currently exercisable.

(4) Includes 305,002 shares of common stock which Mr. Fred has the right to acquire upon the exercise of options granted under the 1995 Plan, 1998 Plan and Plan 2000.

(5) Represents shares of common stock which Mr. Paulick has the right to acquire upon the exercise of options granted under the 1992 Plan, 1995 Plan and 1998 Plan.

(6) Represents shares of Common Stock which Mr. McSweeney has the right to acquire upon the exercise of options granted under the 1995 Plan and 1998 Plan.

(7) The business address of Mr. Stone and Mr. Liguori is care of Kolar, Inc., 407 Cliff Street, Ithaca, New York 14850.

(8) Represents shares of common stock which Mr. Stone has the right to acquire upon exercise of options granted under the 1998 Plan.

(9) Represents shares of common stock which Mr. Liguori has the right to acquire by converting the promissory note he received in connection with our purchase of Kolar Machine, Inc.

(10) Includes 866,589 shares issuable upon the exercise of options deemed to be included in Messrs. August, Fred, Paulick, McSweeney and Stone respective beneficial ownership as disclosed in notes 3, 4, 5, 6 and 8. Excludes 1,750 shares of common stock underlying options not currently exercisable as disclosed in note 3.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

         Our board of directors is divided into three classes with only one class of directors being elected in each year. The term of office of the first class of directors (Class I), presently consisting of Kenneth McSweeney, will expire in 2002; the term of office of the second class of directors (Class II), presently consisting of Walter Paulick, will expire in 2003; and the term of office of the third class of directors (Class III), presently consisting of Arthur August and Edward J. Fred will expire at the annual meeting. If elected, Messrs. August and Fred will each serve for a term of three years. To be elected, Messrs. August and Fred must receive a plurality of the votes cast at the meeting.

         Unless authority is withheld, the proxies solicited by our board of directors will be voted "FOR" the election of Messrs. August and Fred. Our management has no reason to believe that Messrs. August and Fred will not be candidates or will be unable to serve. However, if either should become unable or unwilling to serve as a director, the proxy will be voted for the election of another person as shall be designated by the board of directors.

Information About Directors, Nominees and Executive Officers

         Set forth below is certain information concerning each of our directors and executive officers:


Name                        Age        Position
----                        ---        --------

Arthur August..........      66        Chairman of the Board of Directors,
                                       President, Chief Executive Officer and
                                       Director

Edward J. Fred.........      42        Executive Vice President, Chief Financial
                                       Officer, Secretary and Director

Walter Paulick.........      54        Director

Kenneth McSweeney......      69        Director

Timothy Stone(1).......      41        President of Kolar, Inc.

--------------

(1) Mr. Stone became an officer of ours in July 2000 and an "executive officer" in March 2001.


         Arthur August, a founder of ours, has been our chairman of our board of directors, president and chief executive officer since January 1980. From 1956 to 1979, Mr. August was employed by Northrop Grumman Corporation, an aerospace products manufacturer, where he last held the position of Deputy Director. Mr. August holds a degree in Aeronautical Engineering from the Academy of Aeronautics (1956), a B.S. degree in Industrial Management from C. W. Post College (1963), a Masters degree in Engineering from New York University (1965) and is a graduate of the Program for Management Development at the Harvard Graduate School of Business (1977).

         Edward J. Fred has been a director and our secretary since December 1998. Mr. Fred was our controller from February 1995 until April 1998 when he became our chief financial officer. He has also been an executive vice president since May 2001. For approximately ten years prior to joining our company, Mr. Fred served in various positions for the international division of Northrop Grumman, where he last held the position of controller.

         Walter Paulick has been a director since April 1992. Mr. Paulick is currently a self employed financial consultant. From 1982 to November 1992, Mr. Paulick was a vice president of Parr Development Company, Inc., a real estate development company. From 1980 to 1982, Mr. Paulick was employed by Key Bank, where he last held the position of vice president. From 1971 to 1980, Mr. Paulick was a vice president of National Westminster U.S.A.

         Kenneth McSweeney has been a director since February 1998. He has provided various consulting services to us since January 1995. Mr. McSweeney is currently an independent consultant to various aerospace corporations. From 1961 to 1995, Mr. McSweeney served in various management positions for Northrop Grumman, most recently as the vice president of their Aerostructures Division and a director of business development for the Mideast and gulf coast region. Mr. McSweeney has extensive experience in aerostructures and logistics support products and is a licensed professional engineer in New York State. He holds a Bachelor and Master of Science Degree in Electrical Engineering from the Polytechnic Institute of Brooklyn and a Master in Business Management from C.W. Post College. He also completed the Executive Development Program at the Cornell School of Business and Public Administration.

         Timothy Stone has been president of Kolar, Inc. since July 2000. Mr. Stone has over eight years experience in managing manufacturing facilities. Since June 1999, Mr. Stone has served as the operations manager for Elmira Stamping and Manufacturing. From 1994 to 1999, he served as the operations manager for a division of Thomas & Betts. His initial leadership skills were developed while serving in the United States Marine Corp. and strengthened by his four-year career in the National Football League.

Board of Directors Compensation

         Currently, directors do not receive cash compensation for serving on our board of directors, although they are reimbursed for the reasonable expenses they incur in attending meetings. Messrs. Paulick and McSweeney, our two non-officer directors, have each received stock options from us. Mr. Paulick received options to purchase 1,667 shares of common stock in each of 1996 and 1998, options to purchase 3,334 in 1997 and options to purchase 5,000 shares of common stock in 1999. Mr. McSweeney received options to purchase 1,667 shares of common stock in 1998 and options to purchase 5,000 shares of common stock in 1999.

Board of Directors Meetings and Information

         Our board of directors held four meetings in 2000 and took action by unanimous written consent in lieu of a meeting on ten occasions. We have standing compensation and audit committees. We do not have a nominating committee. No member of our board of directors attended fewer than 75% of the total number of meetings of the board and committees thereof upon which he served during 2000.

Compensation Committee Information

         Our compensation committee is currently comprised of Messrs. Fred, Paulick and McSweeney. The compensation committee held two meetings in 2000. The main role of the compensation committee is to review and approve the compensation that we pay to our officers.

Audit Committee Information and Report

         Our audit committee is currently comprised of Messrs. Paulick (Chairman), August and McSweeney. The audit committee held four meetings in 2000.

         Audit Fees

         For the fiscal year ended December 31, 2000, the aggregate fees billed for professional services rendered for the audit of our annual financial statements and the reviews of our financial statements included in our quarterly reports totaled $91,769.

         Financial Information Systems Design and Implementation Fees

         For the fiscal year ended December 31, 2000, there were no fees billed for professional services by our independent auditors rendered in connection with, directly or indirectly, operating or supervising the operation of our information system or managing our local area network.

         All Other Fees

         For the fiscal year ended December 31, 2000, the aggregate fees billed for all other professional services rendered by our independent auditors totaled $45,017.

         Audit Committee Report

         Two of the three members of the audit committee is an "independent director" and is "financially literate" as defined under the recently adopted American Stock Exchange listing standards. The Amex listing standards define an "independent director" generally as a person, other than an officer of the company, who does not have a relationship with the company that would interfere with the director's exercise of independent judgment. The Amex's listing standards define "financially literate" as being able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement.

         According to our audit committee's written charter, which was adopted on March 30, 2000, our audit committee's responsibilities include, among other things:

         o reviewing and reassessing the adequacy of the committee's formal charter;

         o reviewing the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect our financial statements;

         o reviewing an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

         o meeting periodically with management to review our major financial risk exposures and the steps management has taken to monitor and control these exposures;

         o reviewing major changes to our auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management;

         o recommending to the board the appointment of the independent auditor;

         o reviewing all related party transactions on an ongoing basis for potential conflict of interest situations.

A copy of the audit committee charter is attached as Appendix A.

         Our audit committee has met and held discussions with management and our independent auditors. Management represented to the committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Our independent auditors also provided the audit committee with the written disclosures required by Independence Standards Board Standard No. 1(Independence Discussions with Audit Committees) and the committee discussed with the independent auditors and management the auditors' independence, including with regard to fees for services rendered during the fiscal year and for all other professional services rendered by our independent auditors. Based upon the committee's discussion with management and the independent auditors and the committee's review of the representations of management and the report of the independent auditors to the audit committee, the committee recommended that the board of directors include the audited consolidated financial statements in our annual report on Form 10-KSB for the fiscal year ended December 31, 2000.

                  Walter Paulick
                  Arthur August
                  Kenneth McSweeney

Employment Agreements

         Arthur August is employed by us under a written employment agreement, dated August 14, 2001, as chairman of the board, president and chief executive officer until December 31, 2001 and as chairman of the board and chief executive officer from January 1, 2002 until December 31, 2004. Mr. August's employment agreement provides that he is entitled to receive a minimum annual base salary of $300,000 until December 31, 2002 and $100,000 from January 1, 2003 until December 31, 2004. Mr. August is also entitled to receive an annual bonus equal to 4% of our net income during the fiscal years ending December 31, 2001 and 2002 and an annual bonus equal to 3% and 2% of our net income during the fiscal years ending December 31, 2003 and 2004, respectively. The agreement also requires that Mr. August not compete with us for the term of the agreement and for five years thereafter in exchange for us paying him a fee of $300,000, in five equal annual installments commencing upon the termination of Mr. August's employment. The agreement also provides that we will maintain certain hospital and health insurance benefits for Mr. August following his retirement. In connection with entering into the August 14, 2001 agreement, we granted him a ten-year option to purchase 100,000 shares of our common stock at an exercise price equal to the fair market value of our common stock on the day before the date of grant.

         Edward J. Fred is employed by us under a written employment agreement, dated August 14, 2001, as executive vice president, chief financial officer and secretary until December 31, 2001 and as president, chief financial officer and secretary from January 1, 2002 until December 31, 2004. Mr. Fred's employment agreement provides that he is entitled to receive a minimum annual base salary of $150,000 from August 14, 2001 until December 31, 2001; $200,000 from January 1, 2002 until December 31, 2002; $216,000 from January 1, 2003 until December 31, 2003 and $233,280 form January 1, 2004 until December 31, 2004. Mr. Fred is also entitled to receive an annual bonus equal to 2% of our net income during the fiscal years ending December 31, 2001 and 2002 and an annual bonus equal to 3% and 4% of our net income during the fiscal years ending December 31, 2003 and 2004, respectively. The agreement requires that Mr. Fred not compete with us for the term of the agreement and for one year thereafter. The agreement also provides that we will maintain certain hospital and health insurance benefits for Mr. Fred following his retirement. In connection with entering into the August 14, 2001 agreement, we granted him a ten-year option to purchase 100,000 shares of our common stock at an exercise price equal to the fair market value of our common stock on the day before the date of grant.

         Timothy Stone was appointed president of Kolar, Inc. in July 2000, succeeding Mr. Daniel Liguori in that position. Under Mr. Stone's employment agreement, which expires on April 30, 2003, Mr. Stone receives an annual salary of $120,000. The employment agreement also provides that during the term of his employment with Kolar and for a period of one year thereafter, Mr. Stone will not compete with Kolar.

Executive Compensation

         The following table sets forth all compensation awarded to, earned by, or paid for all services rendered to us during the fiscal years ended December 31, 2000, 1999 and 1998, by our chief executive officer and our other executive officers whose total compensation exceeded $100,000.

                           Summary Compensation Table

    |----------------------------------------------------------------------------------------------
    |                                 |          Annual Compensation       | Long Term Compensation|
    |---------------------------------|------------------------------------------------------------|
    |Name and                         |         |             |            | Securities Underlying |
    |Principal Position               |   Year  |   Salary    |   Bonus    |      Options          |
    |---------------------------------|---------|-------------|------------|-----------------------|
    |Arthur August,                   |  2000   |  $307,854   |   $82,000  |        200,000        |
    |Chief Executive Officer and      |  1999   |  $313,114   |   $36,000  |        115,000        |
    |President                        |  1998   |  $321,102   |     -0-    |         33,334        |
    |---------------------------------|---------|-------------|------------|-----------------------|
    |Edward J. Fred,                  |  2000   |  $149,728   |   $59,000  |        125,000        |
    |Executive Vice President and     |  1999   |  $102,595   |     -0-    |         60,000        |
    |Chief Financial Officer          |  1998   |  $  92,192  |     -0-    |         13,334        |
    |---------------------------------|---------|-------------|------------|-----------------------|
    |Daniel Liguori,                  |  2000   |  $126,628   |     -0-    |          -0-          |
    |Former President -               |  1999   |  $156,621   |     -0-    |          -0-          |
    |Kolar, Inc.(1)                   |  1998   |  $160,470   |     -0-    |          -0-          |
    |---------------------------------|---------|-------------|------------|-----------------------|
    |Timothy Stone                    |  2000   |  $103,284   |     -0-    |          -0-          |
    |President - Kolar, Inc.(2)       |         |             |            |                       |
     ----------------------------------------------------------------------------------------------

(1) Daniel Liguori was employed as president of Kolar under an employment agreement which expired on October 9, 2000. Mr. Liguori resigned from this position on July 10, 2000, but continued his employment through the contract end date. The employment agreement provided Mr. Liguori with an annual base salary of $168,000. Amounts shown reflect his salary from January 1, 2000 through October 9, 2000.

(2) Mr Stone became an executive officer in March 2001. We are providing compensation information regarding Mr. Stone on a voluntary basis.

                        OPTION GRANTS IN LAST FISCAL YEAR

--------------------------------------------------------------------------------
|                 |  Number of   |   Percent of    |               |            |
|                 |  Securities  |    Options      |               |            |
|                 |  Underlying  |   Granted to    |   Per Share   |            |
|                 |   Options    |  Employees in   |    Exercise   | Expiration |
|                 |   Granted    |  Fiscal Year(1) |      Price    |    Date    |
|-----------------|--------------|-----------------|---------------|----------- |
|Arthur August    |    200,000   |      49.0%      |      $2.59    |  5/18/10   |
|-----------------|--------------|-----------------|---------------|------------|
|Edward J. Fred   |    125,000   |      30.6%      |      $2.59    |  5/18/10   |
|-----------------|--------------|-----------------|---------------|------------|
|Timothy Stone(2) |     30,000   |       7.4%      |      $3.13    |  3/25/10   |
 -------------------------------------------------------------------------------

(1) We granted a total of 408,000 options to employees in the fiscal year ended December 31, 2000.

(2) Mr. Stone became an executive officer in March 2001. We are providing compensation information for Mr. Stone voluntarily.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                FYE OPTION VALUES

-------------------------------------------------------------------------------------------------------
|                 |                    |           |  Number of Unexercised  |    Value of Unexercised |
|                 |     Number of      |           |      Options at FYE     |  In-The-Money Options at|
|                 |Shares Acquired on  |  Value    |       Exercisable/      |      FYE Exercisable/   |
|   Name          |      Exercise      | Realized  |     Unexercisable(1)    |        Unexercisable    |
|-----------------|--------------------|-----------|-------------------------|-------------------------|
|Arthur August    |        -0-         |   -0-     |      398,835/16,167     |             -0-         |
|-----------------|--------------------|-----------|-------------------------|-------------------------|
|Edward J. Fred   |        -0-         |   -0-     |        205,002/0        |             -0-         |
|-----------------|--------------------|-----------|-------------------------|-------------------------|
|Timothy Stone(2) |        -0-         |   -0-     |         30,000/0        |             -0-         |
|-------------------------------------------------------------------------------------------------------


(1) On December 31, 2000, the last reported sales price of our common stock on the American Stock Exchange was $2.813.

(2) Mr. Stone became an executive officer in March 2001. We are providing compensation information regarding Mr. Stone on a voluntary basis.


         We do not have any long-term incentive plan awards.

Employee Benefit Plans

         On February 1, 1991, we adopted a Qualified Sick Pay Plan which covers full-time executive officers and managers. The Qualified Sick Pay Plan provides covered employees with income during periods of disability due to sickness or injury and is funded through the purchase of disability income insurance policies.

         On September 11, 1996, we instituted a fully-qualified 401(k) Employee Savings Plan. The plan is totally voluntary and employee contributions to the plan commenced on October 1, 1996. We have the option to make voluntary matching and profit-sharing contributions to the account of our employees.

Stock Options

         We have four stock option plans:

         o        Performance Equity Plan 2000

         o        1998 Performance Equity Plan

         o        1995 Employee Stock Option Plan

         o        1992 Employee Stock Option Plan

         The Performance Equity Plan 2000 authorizes the grant of 700,000 options, of which options to purchase a total of 450,000 shares of common stock have been granted to certain of our employees and executives at exercise prices ranging from $2.00 to $2.59 per share. As of August 14, 2001, 250,000 additional shares of common stock remain eligible for the grant of options.

         The 1998 Performance Equity Plan authorizes the grant of 463,334 options, of which options to purchase a total of 451,002 shares of common stock have been granted to certain of our employees and executive officers, at exercise prices ranging from $2.53 to $6.90 per share. As of August 14, 2001, 12,332 additional shares of common stock remain eligible for the grant of options.

         The 1995 Employee Stock Option Plan authorizes the grant of 200,000 options, of which options to purchase 156,143 shares of common stock have been granted to certain of our employees, executive officers and directors at exercise prices ranging from $2.53 to $9.00 per share. As of August 14, 2001, 21,667 additional shares of common stock remain eligible for the grant of options.

         The 1992 Employee Stock Option Plan authorizes the grant of 83,334 options, of which options to purchase 62,167 shares are outstanding at exercise prices ranging from $2.59 to $6.27 per share granted to certain of our employees, executive officers and directors. As of August 14, 2001, 5,112 additional shares of common stock remain eligible for the grant of options.

         Other Options

         In April 1998, we issued warrants to purchase a total of 33,334 shares of common stock at an exercise price of $7.50 per share to GBI Capital Partners Inc. (f/k/a Gaines, Berland Inc.), as compensation for acting as our investment banker pursuant to a consulting agreement. The warrants expire in April 2003.

         In December 1999, we issued an option to purchase 15,000 shares of common stock to another consultant at an exercise price of $2.53. The option expires in December 2004.

Certain Transactions

         In October 2000, we adopted the Greit Plan for the purpose of offering senior management a deferred compensation death benefit plan that provides a tax-free benefit and which is tax-neutral to the Company. Pursuant to the plan, we made a non-interest bearing loan to Arthur August in the amount of $150,000, which Mr. August used to purchase a Greit Plan. This plan has since been terminated and the surrender value will be returned to him. Mr. August intends to place the proceeds from the surrender value in an annuity which will mature to $150,000. Simultaneously, Mr. August will purchase an insurance policy, of which the Company will be the sole beneficiary, in the amount of $150,000 until the date upon which the annuity matures to $150,000. Accordingly, the loan to Mr. August will be repaid upon the maturity date of the annuity or upon the death of Mr. August, whichever occurs first.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than ten percent of our common stock to file initial reports of ownership and reports of changes in ownership of common stock with the Securities and Exchange Commission. Executive officers, directors and greater-than-ten percent shareholders are required by SEC regulations to furnish us with copies of all reports they file. Based solely on our copies of forms received or written representations from certain reporting persons that no Form 5's were required for those persons, we believe that, during the fiscal year ended December 31, 2000, all filing requirements applicable to our officer, directors and greater than ten percent beneficial owners were complied with.

                                   PROPOSAL 2

                  AMENDMENT TO OUR PERFORMANCE EQUITY PLAN 2000

         On August 8, 2000, our shareholders adopted the Performance Equity Plan 2000 covering 700,000 shares of our common stock, under which our officers, directors, employees and consultants are eligible to receive incentive or non-qualified stock options, stock appreciation rights, restricted stock awards, deferred stock, stock reload options and other stock-based awards. As of August 14, 2001, there were outstanding grants under the Performance Equity Plan 2000 of options to purchase an aggregate of 450,000 shares of common stock. Accordingly, we have an aggregate of 250,000 shares of common stock available under the plan for future grants. Our board of directors proposes to amend the plan to increase the number of shares issuable under the plan by an additional 132,852 shares. The board believes that the increase in the size of the plan is necessary to enable us to continue to attract and retain employees and consultants of the highest caliber and provide increased incentive for them to promote our well-being through the grant of options.

Summary of the Plan

         The following summary of the Performance Equity Plan 2000 does not purport to be complete, and is subject to and qualified in its entirety by reference to the plan.

         Administration

         The plan is administered by our board or our compensation committee. If the plan is to be administered by our compensation committee, each member of the committee, to the extent possible, will be a "non-employee" director as defined in Rule 16b-3 promulgated under the Exchange Act and an "outside director" as defined in regulations issued under Section 162(m) of the Internal Revenue Code. Subject to the provisions of the plan, the board or committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the, and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

         Stock Subject to the Plan

         A total of 700,000 shares of our common stock have currently been reserved and are available for grant under the plan. Shares of our common stock reserved for issuance under stock options that cease to be subject to these options, and any shares of stock subject to other awards that are forfeited or terminated, will be available for future award grants under the plan. If a holder pays the exercise price of a stock option by surrendering any previously owned shares of common stock or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the stock option exercise, then the number of shares available under the plan will be increased by the lesser of the number of such surrendered shares and shares used to pay taxes and the number of shares purchased under the stock option.

         Under the plan, on a change in the number of shares of our common stock as a result of a dividend on shares of common stock payable in shares of common stock, common stock split or reverse split or other extraordinary or unusual event which results in a change in the shares of common stock as a whole, the board or committee may determine whether the change equitably requires adjusting the terms of the award or the aggregate number of shares reserved for issuance under the plan.

         Eligibility

         We may grant awards under the plan to employees, officers, directors and consultants who are deemed to have rendered, or to be able to render, significant services to us and our subsidiaries and who are deemed to have contributed, or to have the potential to contribute, to our success.

         Types of Awards

         Options. The plan provides both for "incentive" stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and for options not qualifying as incentive options, both of which may be granted with any other stock-based award under the plan. To the extent that any stock option intended to qualify as an incentive stock option does not so qualify, it will constitute a non-qualified stock option.

         The board or committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option. The exercise price of stock options may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of our stock may not be less than 110% of the fair market value on the date of grant. Additionally, if the stock option is granted in connection with the recipient's hiring, promotion or similar event, the exercise price may not be less than the fair market value of the common stock on the trading date immediately preceding the date on which the recipient is hired or promoted if the grant of the stock option occurs not more than 120 days after the date of the hiring, promotion or other event. The number of shares covered by incentive stock options which may be exercised by participants during any calendar year cannot have an aggregate fair market value in excess of $100,000, measured at the date of grant.

         The term of each stock option will be fixed by the board or committee. However, an incentive stock option may only be granted within a ten-year period from August 8, 2000 and may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of our stock.

         Generally, stock options granted under the plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable, during the holder's lifetime, only by the holder, or in the event of legal incapacity or incompetency, the holder's guardian or legal representative. However, a holder, with the approval of the board or committee, may transfer a non-qualified stock option:

         o        by gift to a family member of the holder,

         o by domestic relations order to a family member of the holder, or

         o by transfer to an entity in which more than fifty percent of the voting interests are owned by family members of the holder or the holder, in exchange for an interest in that entity.

         Generally, if the holder is an employee, no stock options granted under the plan may be exercised by the holder unless he or she is employed by us or a subsidiary of ours at the time of the exercise and has been so employed continuously from the time the stock options were granted. However, if the employment of a holder who is an employee of ours or a subsidiary of ours is terminated by reason of death or disability, the portion of the stock option that has vested on the date of termination may be exercised by the legal representation of the holder's estate or by the legatee of the holder under the holder's will or by the disabled holder, as the case may be, for a period of twelve months, or until the expiration of the stated term of the stock option, whichever period is shorter, or such greater or lesser period as the board or committee may determine. If the holder's employment is terminated due to normal retirement, then the portion of the stock option that has vested on the date of termination may be exercised for the lesser of three years after termination, or the balance of the stock option's exercise period, whichever period is shorter, or such greater or lesser period as the board or committee may determine. If the holder's employment is terminated for any reason other than death, disability or normal retirement, the stock option will automatically terminate, except that if the holder's employment is terminated by us without cause, then the portion of any stock option that has vested on the date of termination may be exercised for the lesser of three months after termination, or the balance of the stock option's term, whichever period is shorter, or such greater or lesser period as the board or committee may determine.

         Stock Reload Options. Under the plan, we may grant stock reload options to a holder who tenders shares of common stock to pay the exercise price of a stock option or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes. A stock reload option permits a holder who exercises a stock option by delivering stock owned by the holder for a minimum of six months to receive a new stock option at the current market price for the same number of shares delivered to exercise the option. The exercise price of stock reload options shall be the fair market value of our common stock as of the date of exercise of the underlying stock option. Unless otherwise determined, a stock reload option may be exercised commencing one year after it is granted and expires on the expiration date of the underlying option.

         Stock Appreciation Rights. Under the plan, we may grant stock appreciation rights to participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash. A stock appreciation right entitles the holder to surrender to us all or a portion of a stock option in exchange for a number of shares of our common stock determined by dividing (a) the excess of the fair market value per share of our common stock on the exercise date over the exercise price per share multiplied by the number of shares being surrendered, by (b) the fair market value of the stock option on the date the stock appreciation right is exercised. In the case of non-qualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In the case of incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options. A stock appreciation right will terminate upon termination or exercise of the related stock option. The granting of a stock appreciation right will not affect the number of shares of common stock available for awards under the plan. The number of shares available for awards under the plan will, however, be reduced by the number of shares of common stock acquirable upon exercise of the stock option to which the stock appreciation right relates.

         Restricted Stock. Under the plan, we may award shares of our common stock which are subject to such restrictions as the board or compensation committee may determine, either alone or in addition to other awards granted under the plan. The board or committee determines which awards of restricted stock may be subject to forfeiture and the vesting schedule of the shares under the award.

         A holder will have the right to vote the restricted stock granted to him and to receive dividend payments distributed on the shares in the form of cash or cash equivalents. However, during the time that restricted stock is subject to forfeiture and until the restricted stock is fully vested, we will retain custody of the stock certificate representing the restricted shares and will retain custody of all distributions, other than payment of dividends in cash or in cash equivalents, made or declared with respect to the restricted stock. If the holder breaches the terms or conditions set forth in the plan or in the award agreement pertaining to the restricted stock award, or if the restricted stock otherwise does not vest, then the holder will forfeit the award of restricted stock and any distributions which were retained by us related to the restricted stock.

         Deferred Stock. Under the plan, we may award shares of our common stock to be received at the end of a specific deferral period and upon satisfaction of any other applicable restrictions, terms and conditions provided for in the grant of the award, either alone or in addition to other awards granted under the plan. Any deferred stock that does not vest will be forfeited. The holder shall not have any rights of a shareholder until the expiration of the applicable deferral period and the issuance and delivery of the certificates evidencing the award of the deferred stock. The holder may request to defer the receipt of a deferred stock award for an additional specified period or until a specified event. This request must generally be made at least one year prior to the expiration of the deferral period for the deferred stock award.

         Other Stock-Based Awards. Under the plan, we may grant other stock-based awards, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, shares of common stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of our subsidiaries. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the plan or any of our other plans.

         Competition; Solicitation of Customers and Employees; Disclosure of Confidential Information

         If a holder's employment with us or a subsidiary of ours is terminated for any reason whatsoever, and within 12 months after the date of termination, the holder either:

         o accepts employment with any competitor of, or otherwise engages in competition with, us or any of our subsidiaries,

         o solicits any of our or our subsidiaries' customers or employees to do business with or render services to the holder or any business with which the holder becomes affiliated or to which the holder renders services, or

         o uses or discloses to anyone outside our company any of our confidential information or material in violation of our policies or any agreement between us and the holder, the board or the committee may require the holder to return to us the economic value of any award that was realized or obtained by the holder at any time during the period beginning on the date that is 12 months prior to the date the holder's employment with us is terminated.

         Withholding Taxes

         Upon the exercise of any award granted under the plan, the holder may be required to remit to us an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to delivery of any certificate or certificates for shares of common stock.

         Term and Amendments

         Unless terminated by the board, the plan shall continue to remain effective until no further awards may be granted and all awards granted under the plan are no longer outstanding. Notwithstanding the foregoing, grants of incentive stock options may be made only until August 8, 2010. The board may at any time, and from time to time, amend the plan, provided that no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the plan without the holder's consent.

Federal Income Tax Consequences

         The following discussion of the federal income tax consequences of participation in the plan is only a summary of the general rules applicable to the grant and exercise of stock options and other awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.


         Incentive Stock Options

         The holder will recognize no taxable income upon the grant of an incentive stock option. The holder will realize no taxable income when the incentive stock option is exercised if the holder has been an employee of our company or our subsidiaries at all times from the date of the grant until three months before the date of exercise, or one year if the holder is disabled. The excess, if any, of the fair market value of the shares on the date of exercise of an incentive stock option over the exercise price will be treated as an item of adjustment for a holder's taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the holder. We will not qualify for any deduction in connection with the grant or exercise of incentive stock options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to the holder, the holder will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss, as the case may be, if the shares are capital assets.

         If common stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of the holding periods described above:

         o the holder will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares, and

         o we will qualify for a deduction equal to any such amount recognized, subject to the limitation that the compensation be reasonable.

In the case of a disposition of shares earlier than two years from the date of the grant or in the same taxable year as the exercise, where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price, which is the same amount included in regular taxable income.

         Non-qualified Stock Options

         With respect to non-qualified stock options:

         o upon grant of the stock option, the holder will recognize no income, provided that the exercise price was not less than the fair market value of our common stock on the date of grant;

         o upon exercise of the stock option, if the shares of common stock are not subject to a substantial risk of forfeiture, the holder will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and we will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; and

         o we will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the holder.

On a disposition of the shares, the holder will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. The gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the holder held the shares.

         If the shares acquired upon exercise of a non-qualified stock option are subject to a substantial risk of forfeiture, the holder will recognize ordinary income at the time when the substantial risk of forfeiture is removed, unless the holder timely files under Section 83(b) of the Code to elect to be taxed on the receipt of shares, and we will qualify for a corresponding deduction at that time. The amount of ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount, if any, paid for the shares.

         Stock Appreciation Rights

         Upon the grant of a stock appreciation right, the holder recognizes no taxable income and we receive no deduction. The holder recognizes ordinary income and we receive a deduction at the time of exercise equal to the cash and fair market value of common stock payable upon the exercise.

         Restricted Stock

A holder who receives restricted stock will recognize no income on the grant of the restricted stock and we will not qualify for any deduction. At the time the restricted stock is no longer subject to a substantial risk of forfeiture, a holder will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the restricted stock at the time the restriction lapses over the consideration paid for the restricted stock. A holder's shares are treated as being subject to a substantial risk of forfeiture so long as his or her sale of the shares at a profit could subject him or her to a suit under Section 16 (b) of the Exchange Act. The holding period to determine whether the holder has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis for the shares will generally be the fair market value of the shares on this date.

         A holder may elect, under Section 83(b) of the Code, within 30 days of the transfer of the restricted stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of transfer of the shares of restricted stock, determined without regard to the restrictions, over the consideration paid for the restricted stock. If a holder makes an election and thereafter forfeits the shares, no ordinary loss deduction will be allowed. The forfeiture will be treated as a sale or exchange upon which there is realized loss equal to the excess, if any, of the consideration paid for the shares over the amount realized on the forfeiture. The loss will be a capital loss if the shares are capital assets. If a holder makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares, determined without regard to the restrictions, on the date of transfer.

         On a disposition of the shares, a holder will recognize gain or loss equal to the difference between the amount realized and the tax basis for the shares.

         Whether or not the holder makes an election under Section 83(b), we generally will qualify for a deduction, subject to the reasonableness of compensation limitation, equal to the amount that is taxable as ordinary income to the holder, in its taxable year in which the income is included in the holder's gross income. The income recognized by the holder will be subject to applicable withholding tax requirements.

         Dividends paid on restricted stock which is subject to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary compensation income to the holder and will be deductible by us subject to the reasonableness limitation. If, however, the holder makes a Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the holder, but will not be deductible by us.

         Deferred Stock

         A holder who receives an award of deferred stock will recognize no income on the grant of the award. However, he or she will recognize ordinary compensation income on the transfer of the deferred stock, or the later lapse of a substantial risk of forfeiture to which the deferred stock is subject, if the holder does not make a Section 83(b) election, in accordance with the same rules as discussed above under the caption "restricted stock."

         Other Stock-Based Awards

         The federal income tax treatment of other stock-based awards will depend on the nature of the award and the restrictions applicable to the award.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
THE PROPOSAL TO AMEND THE PLAN TO INCREASE THE NUMBER OF SHARES ISSUABLE UPON GRANT OF OPTIONS AND OTHER STOCK-BASED AWARDS THEREUNDER.

                             INDEPENDENT ACCOUNTANTS

         The board of directors has selected the independent accounting firm of Goldstein Golub Kessler & Company, P.C. as our auditors for the year ending December 31, 2001. A representative of Goldstein Golub Kessler & Company, P.C., our auditors for the year ended December 31, 2000, is expected to be present at the meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions from shareholders.

                           2002 SHAREHOLDER PROPOSALS

         Our by-laws provide that no shareholder nomination for our board of directors or proposal on any other matter may be brought before the shareholders without providing our secretary at least 120 days prior written notice, based upon the date that our proxy statement was released to shareholders in connection with the previous year's annual meeting. Therefore, in order for shareholder proposals for next year's annual meeting of shareholders to be eligible for inclusion in our proxy statement, they must be received by our secretary at our principal office in Edgewood, New York not later than April 17, 2002. Pursuant to Rule 14a-4 promulgated by the Securities and Exchange Commission, shareholders are advised that our management will be permitted to exercise discretionary voting authority under proxies it solicits and obtains for our annual meeting of shareholders with respect to any proposal presented by a shareholder at the meeting, without any discussion of the proposal in our proxy statement for the meeting, unless we receive notice of the proposal at our principal office in Edgewood, New York, no later than July 1, 2002.

                             SOLICITATION OF PROXIES

         The solicitation of proxies in the enclosed form is made on behalf of our board of directors and we are bearing the cost of this solicitation. In addition to the use of the mails, proxies may be solicited personally or by telephone using the services of our directors, officers and regular employees at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by us for expenses incurred in sending proxy material to beneficial owners of our common stock.

                                  OTHER MATTERS

         The board of directors knows of no matter which will be presented for consideration at the meeting other than the matters referred to in this proxy statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their best judgment.


                                           Edward J. Fred, Secretary


Edgewood, New York
August 15, 2001

                                                                  APPENDIX A

                            CPI AEROSTRUCTURES, INC.

                             AUDIT COMMITTEE CHARTER



The Audit Committee is appointed by the Board to assist the Board in monitoring
(1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors. The Audit Committee shall also review all related party transactions on an ongoing basis for potential conflict of interest situations.

The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc. The members of the Audit Committee shall be appointed by the Board.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

4. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q.

5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

8.       Approve the fees to be paid to the independent auditor.

9. Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor.

10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

11. Review the appointment and replacement of the senior internal auditing executive.

12. Review the significant reports to management prepared by the internal auditing department and management's responses.

13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

14. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

15. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Conduct.

16. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

17. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

         (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

         (b) Any changes required in the planned scope of the internal audit.

         (c) The internal audit department responsibilities, budget and staffing.

18. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

19. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

20. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

21. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

22. Review all related party transactions on an ongoing basis for potential conflict of interest situations.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

     CPI AEROSTRUCTURES, INC. - PROXY - Solicited By The Board Of Directors for Annual Meeting of Shareholders To Be Held on September 18, 2001

                 The undersigned shareholder(s) of CPI AEROSTRUCTURES, INC., a New York corporation ("Company"), hereby appoints Arthur August and Edward J. Fred, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the
  P undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting to be held on September 18, 2001 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR all of the following proposals:

  R     1. Election of the following directors:

         FOR all nominees listed below, except  WITHHOLD AUTHORITY to vote
  O      as marked to the contrary below  |_|   for all nominees listed below|_|

                                  Arthur August
  X                               Edward J. Fred

       INSTRUCTIONS:   To withhold authority to vote for any individual nominee,
  Y                    write that nominee's name in the space below.

                      -------------------------------------


       2. To approve an amendment to the Performance Equity Plan 2000 to increase the number of shares available for issuance under the Plan.

               FOR    |_|           AGAINST    |_|         ABSTAIN    |_|



        3. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.




                           Date ________________________________, 2001

                           _____________________________________________
                           Signature

                           _____________________________________________
                           Signature if held jointly


                           Please sign exactly as name appears to the left. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, give full title. If a corporation or partnership, please sign corporate or partnership name by authorized person, indicating position.